Commitments and contractual obligations	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Commitments and contractual obligations [Text Block]
22.	Commitments and contractual obligations

As at December 31, 2017, the Company had contractual obligations totaling $186.3 million, relating to principal and interest on long-term debt (December 31, 2016 - $198.0 million). Contractual obligations related to the long-term debt are subject to changes in the three-month LIBOR rate. Prepayment terms allow the Company to prepay the long-term debt, with no penalty, in whole or in part at any time. As at December 31, 2017 the long-term debt had a face value of $163.9 million (December 31, 2016 - $163.9 million). On February 22, 2018, the Company agreed to the RK Term Sheet, whereby the Company would be able to defer the repayment of principal associated with the long-term debt by up to three years (repayment commencing on July 2021), subject to certain fees, terms and conditions (note 29 (b)).

The Company is also a party to certain construction and engineering contracts relating to Project 5M.

The following table shows the Company’s contractual obligations as they fall due as at December 31, 2017 and 2016:

(in thousands of US dollars)	Within 1 year	1 - 5 years	Over 5 years	Total 2017	Total 2016
Long-term debt and related interest and withholding tax payments	48,752	137,518	-	186,270	198,028
Accounts payable and accrued liabilities	47,916	-	-	47,916	46,934
Decommissioning liability (undiscounted)	-	1,365	44,161	45,526	34,977
Mine operating/construction and other service contracts, open purchase orders	17,217	214	-	17,431	27,969
Total	113,885	139,097	44,161	297,143	307,908